                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following Registration Statements of Nortel Networks Corporation of our reports dated February 1, 2002, appearing in this Annual Report on Form 10-K for the year ended December 31, 2001:

       o Form S-3 Registration Statement (Nortel Networks/BCE 1985 Stock Option Plan and the Nortel Networks/BCE 1999 Stock Option Plan) (Registration Statement No. 333-11888)

       o Post-Effective Amendment No. 1 on Form S-3 (Qtera Corporation) (Registration Statement No. 333-11454)

       o      Post-Effective Amendment No. 3 on Form S-3 (Dividend Reinvestment
              Plan) (Registration Statement No. 333-62270)

       o Post-Effective Amendment No. 1 to Form S-8 (Nortel Networks Stock Purchase Plan) (Registration Statement No. 333-11270)

       o Post-Effective Amendment No. 1 to Form S-8 (Nortel Networks NA Inc. 1998 Employee Stock Purchase Plan (Registration Statement No. 333-9570)

       o Post-Effective Amendment No. 2 to Form S-8 (Nortel Networks NA Inc. 1994 Stock Option Plan) (Registration Statement No. 333-9066)

       o Post-Effective Amendment No. 1 to Form S-8 (Qtera Corporation Amended and Restated Stock Incentive Plan) (Registration Statement No. 333-11452)

       o Post-Effective Amendment No. 2 to Form S-8 (Periphonics Corporation 1995 Stock Option Plan, as Amended and Periphonics Corporation 1995 Non-Employee Director Stock Option Plan) (Registration Statement No. 333-10980)

       o Post-Effective Amendment No. 2 on Form S-8 (Clarify Inc. 1991 Stock Option/Stock Issuance Plan, Clarify Inc. 1999 Non-Executive Stock Option/Stock Issuance Plan, Clarify Inc. Amended and Restated 1995 Stock Option/Stock Issuance Plan, Clarify Inc. Non-Employee Directors Option Plan, OBJIX Systems Development, Inc. Stock Plan, Certain Separate Option Agreements, as each is assumed by Nortel Networks Corporation) (Registration Statement No. 333-11558)

       o Post-Effective Amendment No. 1 to Form S-8 (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (Registration Statement No. 333-11342)

       o Post-Effective Amendment No. 1 to Form S-8 (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (Registration Statement No. 333-6152)

       o Post-Effective Amendment No. 1 to Form S-8 Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (Registration Statement No. 33-88214)

       o Post-Effective Amendment No. 1 to Form S-8 (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (Registration Statement No. 33-61904)

       o Post-Effective Amendment No. 1 to Form S-8 (Nortel Networks Corporation 1986 Stock Option Plan as Amended and Restated) (Registration Statement No. 33-11640)

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March 11, 2002
Page 2

       o Post-Effective Amendment No. 1 to Form S-8 (Promatory Communications, Inc. 1997 Stock Plan, Promatory Communications, Inc. 1999 Stock Plan as assumed by Nortel Networks Corporation) (Registration Statement No. 333-11798)

       o Post-Effective Amendment No. 1 to Form S-8 (Nortel Networks Inc. Long-Term Investment Plan) (Registration Statement No. 333-7366)

       o Post-Effective Amendment No. 4 to Form S-8 (Nortel Networks Inc. Long-Term Investment Plan) (Registration Statement No. 33-25333)

       o Form S-8 Registration Statement (Nortel Networks Corporation 2000 Stock Option Plan) (Registration Statement No. 333-11876)

       o Form S-8 Registration Statement (Xros, Inc. 1999 Stock Plan as assumed by Nortel Networks Corporation) (Registration Statement No. 333-12176)

       o Form S-8 Registration Statement (Architel Systems Corporation 1994 Flexible Stock Incentive Plan, 1996 Stock Option Plan of Architel Systems Corporation, Amended and Restated Accugraph Corporation 1996 Stock Option Plan, Accugraph Corporation Key Employee Stock Option Plan, Accugraph Corporation 1992 Directors and Officers Stock Option Plan) (Registration Statement No. 333-12228)

       o Form S-8 Registration Statement (CoreTek, Inc. 1998 Employee, Director and Consultant Stock Option Plan as assumed by Nortel Networks Corporation) (Registration Statement No. 333-12286)

       o Form S-8 Registration Statement (EP.CON, Inc. 1995 Stock Plan Amended) (Registration Statement No. 333-12644)

       o Form S-8 Registration Statement (Alteon WebSystems, Inc. 2000 Non Statutory Incentive Plan, 1999 Equity Incentive Plan, 1999 Stock Purchase Plan, and Pharsalia Technologies, Inc. 2000 Equity Incentive Plan) (Registration Statement No. 333-12760)

       o Form S-8 Registration Statement (Sonoma Systems 1996 Stock Option Plan as Amended and 1999 Stock Option Plan, As Amended) (Registration Statement No. 333-49304)

       o Post-Effective Amendment No. 1 to Form S-8 (Nortel Networks U.S. Deferred Compensation Plan) (Registration Statement No. 333-11558)

       o Form S-8 Registration Statement (Nortel Networks Company Savings Plan (France)) (Registration Statement No. 333-70504)

       o Form S-8 Registration Statement (Nortel Networks Ireland Share Participation Scheme/ Nortel Networks Shannon Share Participation Scheme) (Registration Statement No. 333-70512)

       o      Form S-8 Registration Statement (Nortel Networks Stock Purchase
              Plan) (Registration Statement No. 333-70482)

       o Form S-8 Registration Statement (Candlestick Networks, Inc. Amended and Restated 2000 Stock Option Plan) (Registration Statement No. 333-73910)

       o Form S-3 Registration Statement (Debt Securities and Warrants) (Registration Statement No. 333-1720)

       o Form S-3 Registration Statement (Debt Securities and Warrants) (Registration Statement No. 33-71494)

       o Form S-3 Registration Statement (Debt Securities and Warrants) (Registration Statement No. 33-54494)

       o Form S-3 Registration Statement (Debt Securities and Warrants) (Registration Statement No. 33-51888)

       o Form S-3 Registration Statement (JDS Uniphase Corporation's Zurich, Switzerland - based subsidiary) (Registration Statement No. 333-57510)

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March 11, 2002
Page 3

       o Amendment No. 1 to Form S-3 (JDS Uniphase Corporation's Zurich, Switzerland - based subsidiary) (Registration Statement No. 333-57510)

       o Form S-3 Registration Statement (4.25% Convertible Senior Notes/Guarantee/Common Shares) (Registration Statement No. 333-79428)

       o Amendment No. 1 to Form S-3 (4.25% Convertible Senior Notes/Guarantee/Common Shares) (Registration Statement No. 333-79428)



/s/ Deloitte & Touche LLP

Chartered Accountants

Toronto, Canada
March 11, 2002